UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FireEye, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 28, 2020

FIREEYE, INC.

Annual Meeting of Stockholders To Be Held On:

Thursday, May 28, 2020 at 2:00 p.m. Pacific Time

at 601 McCarthy Blvd., Milpitas, California 95035*

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 18, 2020.

Please visit http://www.astproxyportal.com/ast/18620, where the following materials are available for viewing:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO OBTAIN PROXY MATERIALS:

TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. To obtain directions to the location of the Annual Meeting, please call 408-321-6300.*

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call. You may vote by telephone until 11:59 p.m. Eastern Time the day before the meeting date.

MAIL: You may request a physical proxy card by following the instructions above.

* We currently intend to hold the Annual Meeting in person. However, depending on developments with respect to the coronavirus (COVID-19) pandemic, we might hold the Annual Meeting virtually on the above date and time instead of in person. If we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made through a press release and on our Investor Relations website at investors.fireeye.com as promptly as practicable. We encourage you to check this website one week prior to the meeting date if you are planning to attend the Annual Meeting.

Please note that you cannot use this notice to vote by mail.

Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote "FOR" all nominees on Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3:

1. To elect two Class I directors:

   NOMINEES:

   Kimberly Alexy
   Stephen Pusey

2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

3. Advisory vote to approve named executive officer compensation.

Note: The stockholders may transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.